BIF MULTI-STATE MUNICIPAL SERIES TRUST

BIF Arizona Municipal Money Fund

BIF Florida Municipal Money Fund

BIF North Carolina Municipal Money Fund

Supplement dated September 28, 2012 to the Prospectus and Statement of Additional Information, each dated July 27, 2012

On September 21, 2012, the Board of Trustees of BIF Multi-State Municipal Series Trust (the “Trust”) approved a proposal to close BIF Arizona Municipal Money Fund, BIF Florida Municipal Money Fund and BIF North Carolina Municipal Money Fund (each individually, a “Fund” and collectively, the “Funds”) to new investors and thereafter to liquidate the Funds. Accordingly, effective 4:00 P.M. (Eastern time) on September 28, 2012, each Fund will no longer accept orders from new investors. On or about December 20, 2012 (the “Liquidation Date”), all of the assets of the Funds will be liquidated completely, the shares of any shareholders holding shares on the Liquidation Date will be redeemed at the net asset value per share and each Fund will then be terminated as a series of the Trust. Shareholders may redeem their Fund shares or exchange their shares into shares of another money market fund advised by BlackRock Advisors, LLC or its affiliates at any time prior to the Liquidation Date.

Shareholders should consult their personal tax advisers concerning their tax situation and the impact of exchanging to a different fund on their tax situation.